UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Financial Industries Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Financial Industries Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
26	Notes to financial statements
36	Report of independent registered public accounting firm
37	Tax information
38	Continuation of investment advisory and subadvisory agreements
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Financial stocks lagged the broader market

The financials sector began the period well, but a variety of its component segments caused the sector to lag the broader market.

The fund underperformed its benchmark

The fund underperformed its benchmark, the S&P 500 Financials Index, owing primarily to stock selection among regional banks and large diversified national banks.

Tailwinds remain in support of financials

A number of tailwinds continue to support the case for investing in the financials sector, including an improved regulatory backdrop, increased merger-and-acquisition activity, and benign credit conditions.

INDUSTRY COMPOSITION AS OF 10/31/18 (%)

Banks	55.0
Insurance	16.8
Capital markets	8.4
Consumer finance	6.2
Diversified financial services	5.6
Equity real estate investment trusts	3.2
Thrifts and mortgage finance	1.3
Real estate management and development	0.5
IT services	0.4
Short-term investments and other	2.6

As a percentage of net assets.

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Susan A. Curry, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Susan A. Curry
Portfolio Manager
John Hancock Asset Management

How would you describe the economic backdrop and market performance during the 12-months ended October 31, 2018?

U.S. economic data was generally positive during the period. Employment numbers improved, consumer data was strong, and business confidence rose to multidecade highs. Against this backdrop, the U.S. Federal Reserve (Fed) continued on its path of gradually raising interest rates, which it did four times during the period in equal increments.

In Europe, equity markets met with more mixed data. Some of this was due to the overhang of Brexit, where the ongoing negotiations between the United Kingdom and the European Union (EU) kept economic uncertainty alive. In March 2018, elections in Italy produced a leadership that has since opted to spar with the EU over its substantial debt problems, adding to negative sentiment for investors in the eurozone.

Turning back to the United States, the lower corporate tax rate that was ratified by the Republican-led Congress in late 2017 contributed to corporate earnings during the period, although these positive domestic results were partially offset by uncertainty stemming from the Trump administration's more aggressive approach to international trade. After having been weak for much of 2017, the U.S. dollar strengthened against a variety of international currencies, which threatened to dampen some U.S.-based multinational companies' efforts to export goods. By the end of September, tensions over trade issues and concerns over slowing growth outside of the United States pushed markets into a monthlong dive. By the end of the period, markets had given up most of their gains for the year to date, and many financial stocks found themselves in negative-return territory.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       4

"By the end of the period, markets had given up most of their gains for the year to date, and many financial stocks found themselves in negative-return territory."

The fund underperformed its benchmark, the S&P 500 Financials Index, for the period. What stocks or strategies were among the top detractors from relative returns?

A large detractor was the stock of Danske Bank A/S. The Danish bank was a long-term holding of the fund, and its improving profitability helped make it a consistent performer in prior periods. However, during the most recent period, this widely respected financial institution found itself at the center of a massive money laundering scandal emanating from the bank's Estonia branch—which is a relatively small part of the company's operations and revenue profile. As the scope of the underlying issues expanded in this region of the bank's business, the CEO resigned, as did the chairman of the board. Given the depth of these issues and their investigation, we eliminated the stock from the portfolio by the end of the period.

The stock of asset management firm Invesco, Ltd. was another significant detractor. We found the firm's mix of investment capabilities to be an attractive asset that we thought would help Invesco raise net flows. Broadly speaking, the industry has been under growing pressure in recent years, particularly the pressure to reduce fees while advancing strong-performing products in the financial intermediary and direct-sold markets. Invesco proved too vulnerable to these pressures, in our view, and we sold the stock.

The fund's underweight positions in JPMorgan Chase & Co. and Berkshire Hathaway, Inc. also

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Bank of America Corp.	3.3
JPMorgan Chase & Co.	3.2
Citizens Financial Group, Inc.	3.1
Regions Financial Corp.	3.1
Comerica, Inc.	2.9
SunTrust Banks, Inc.	2.8
Lincoln National Corp.	2.6
Berkshire Hathaway, Inc., Class B	2.6
KeyCorp	2.5
SVB Financial Group	2.5
TOTAL	28.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       5

detracted. These are two exceptionally large benchmark components in which (despite our de-emphasis) we have top 10 positions. Both companies had strong results for the period, so our smaller-than-benchmark exposure proved to be a drag on relative returns.

What are some examples of stocks that stood out for their positive contribution to relative returns during the period?

A large contributor was the stock of Kinsale Capital Group, Inc., a small-cap insurance company based in Richmond, Virginia. We first gained exposure to Kinsale at its initial public offering (IPO) in July 2016. Kinsale is a property and casualty insurer focused on small to midsize companies with specialty business models, a space in which the company has significant pricing power. Since the IPO, we built up the fund's position in the stock, given our conviction in the skill and strategic direction of the company's management, as well as the company's strong business fundamentals and market position in the context of a growing economy.

Another strong contributor was KKR & Company, Inc., a global investment firm that focuses on the so-called alternative investments space—a category that, for KKR, includes private equity, energy, infrastructure, real estate, and credit. The firm raised significant assets for investment over the past several quarters. As this money is invested over time, it should add significantly to KKR's management fee revenue. In addition, the company had announced its intention to convert to a C corporation, which means the company would be taxed separately from shareholders and be able to widen its investment universe. This news, and the completion of the conversion in July 2018, was well received by the market.

A third contributing factor was our decision to steer away from some of the largest companies

COUNTRY COMPOSITION AS OF 10/31/18 (%)

United States	82.8
United Kingdom	4.6
Bermuda	2.4
Spain	2.2
Switzerland	1.7
Norway	1.4
France	1.2
Finland	1.0
Japan	0.9
Belgium	0.5
Other countries	1.3
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       6

within the insurance industry, several of which underperformed. Our bias toward other names, including a diversified collection of small- and mid-cap insurance companies that represent more idiosyncratic stories, in our view, helped relative results.

Could you describe the fund's positioning at the end of the period, as well as your outlook for the financials sector?

By the end of the period, the fund's exposure to European financials was lower than at the start of the period. This reflected our increasing bias toward the U.S. market, where we saw more attractive valuations as well as a relatively stronger economic backdrop and a more favorable interest-rate environment.

Many market observers have commented on the above-average length of the current expansion and how it may be headed toward a decline. We note, though, that wage growth has only recently begun to pick up and that the U.S. consumer has remained resilient in terms of supplying a crucial support for continued economic growth.

Consequently, we think economic growth is likely to rise at a moderate pace, which should benefit financial companies. Interest rates should also continue to rise as the Fed moves closer to a neutral level. We also think that regulation of the sector is not in danger of tightening anytime soon—even with the January 2019 turnover of control to Democrats in the U.S. House of Representatives. We think all of these factors bode well for the sector, particularly in cases where business fundamentals remain strong.

MANAGED BY

Susan A. Curry On the fund since 2008 Investing since 1993
Lisa A. Welch On the fund since 2002 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Susan A. Curry, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-7.63	6.29	9.65	35.64	151.21
Class B	-7.92	6.28	9.56	35.62	149.29
Class C	-4.36	6.61	9.44	37.73	146.41
Class I1,2	-2.57	7.50	10.27	43.58	165.90
Class R6[1,2]	-2.42	7.48	10.26	43.41	165.59
Class NAV[1,2]	-2.41	7.83	10.45	45.77	170.30
Index 1†	0.63	11.64	9.66	73.40	151.54
Index 2†	7.35	11.34	13.24	71.11	246.68

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*	Class NAV
Gross/Net (%)	1.32	2.02	2.02	1.01	0.92	0.90

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Financials Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	10-31-08	24,929	24,929	25,154	34,668
Class C3	10-31-08	24,641	24,641	25,154	34,668
Class I1,2	10-31-08	26,590	26,590	25,154	34,668
Class R6[1,2]	10-31-08	26,559	26,559	25,154	34,668
Class NAV[1,2]	10-31-08	27,030	27,030	25,154	34,668

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class I, Class R6, and Class NAV shares were first offered on 9/9/16, 8/30/17, and 7/12/13, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 947.10	$5.89	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Class B	Actual expenses/actual returns	1,000.00	943.80	9.50	1.94%
	Hypothetical example	1,000.00	1,015.40	9.86	1.94%
Class C	Actual expenses/actual returns	1,000.00	943.40	9.50	1.94%
	Hypothetical example	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	948.00	4.71	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Class R6	Actual expenses/actual returns	1,000.00	948.50	4.17	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class NAV	Actual expenses/actual returns	1,000.00	948.50	4.08	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 96.8%		$789,551,861
(Cost $595,545,392)
Financials 92.7%		756,331,585
Banks 55.0%
1st Source Corp.	104,874	4,886,080
Access National Corp.	127,732	3,317,200
American Business Bank (A)	91,931	3,539,344
Ameris Bancorp	219,982	9,435,028
Bank of America Corp.	963,857	26,506,068
Bank of Marin Bancorp (B)	60,633	5,153,199
Bankinter SA	1,622,359	13,291,982
Baycom Corp. (A)	61,722	1,493,055
BOK Financial Corp.	14,307	1,226,539
Business First Bancshares, Inc.	29,742	784,297
Cadence BanCorp	148,542	3,276,837
California Bancorp, Inc. (A)	20,537	425,501
California Bancorp, Inc. (A)	19,054	404,898
Cambridge Bancorp	11,658	996,759
Chemical Financial Corp.	179,772	8,424,116
Citigroup, Inc.	209,257	13,697,963
Citizens Financial Group, Inc.	682,149	25,478,256
Coastal Financial Corp. (A)	27,062	441,922
Comerica, Inc.	287,473	23,446,298
DNB ASA	442,132	7,987,734
Equity Bancshares, Inc., Class A (A)(B)	100,100	3,612,609
Evans Bancorp, Inc.	78,789	3,466,716
First Business Financial Services, Inc.	148,579	3,109,758
First Horizon National Corp.	118,637	1,914,801
First Merchants Corp.	222,317	9,250,610
Flushing Financial Corp.	222,648	5,051,883
Glacier Bancorp, Inc. (B)	243,575	10,327,580
Great Western Bancorp, Inc.	184,994	6,780,030
Heritage Commerce Corp.	258,418	3,749,645
Heritage Financial Corp. (B)	122,518	4,008,789
JPMorgan Chase & Co.	241,850	26,366,487
KeyCorp	1,142,850	20,754,156
Level One Bancorp, Inc.	71,157	1,933,336
M&T Bank Corp.	88,369	14,617,116
MB Financial, Inc.	213,556	9,479,751
Nicolet Bankshares, Inc. (A)	38,411	2,051,147
Nordea Bank ABP	901,664	7,836,249
Pacific Premier Bancorp, Inc. (A)	8,007	234,045
PacWest Bancorp	54,255	2,203,838
Pinnacle Financial Partners, Inc.	147,275	7,702,483
12	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Regions Financial Corp.	1,466,316	$24,883,383
Southern First Bancshares, Inc. (A)	51,783	1,859,528
SunTrust Banks, Inc.	370,311	23,203,687
SVB Financial Group (A)	85,856	20,367,619
The First Bancshares, Inc.	69,185	2,493,427
The PNC Financial Services Group, Inc.	119,389	15,340,293
TriCo Bancshares	229,083	8,251,570
U.S. Bancorp	368,889	19,281,828
Unicaja Banco SA (C)	3,723,190	4,766,005
Union Bankshares Corp.	233,119	7,958,683
Western Alliance Bancorp (A)	24,453	1,179,613
Zions Bancorp NA	426,837	20,082,681
Capital markets 8.4%
Ares Management LP	585,831	11,488,146
Close Brothers Group PLC	414,090	7,777,506
E*TRADE Financial Corp.	236,288	11,677,353
KKR & Company, Inc., Class A	650,010	15,372,737
The Blackstone Group LP (B)	379,094	12,267,482
The Goldman Sachs Group, Inc.	44,816	10,100,182
Consumer finance 6.2%
American Express Company	176,527	18,134,619
Capital One Financial Corp.	213,405	19,057,067
Discover Financial Services	188,506	13,133,213
Diversified financial services 5.6%
Berkshire Hathaway, Inc., Class B (A)	102,095	20,958,062
Cerved Group SpA	536,037	4,274,799
Eurazeo SE	85,313	6,230,193
Voya Financial, Inc.	334,316	14,629,668
Insurance 16.2%
Aon PLC	128,671	20,095,837
Arthur J. Gallagher & Company	165,564	12,253,392
Assured Guaranty, Ltd. (B)	394,512	15,772,590
Athene Holding, Ltd., Class A (A)	38,904	1,778,691
Athene Holding, Ltd., Class A (A)	215,012	9,830,349
Chubb, Ltd.	111,800	13,964,938
CNO Financial Group, Inc.	191,243	3,614,493
Gjensidige Forsikring ASA	231,952	3,589,021
James River Group Holdings, Ltd.	93,518	3,600,443
Kinsale Capital Group, Inc.	204,091	12,186,274
Lincoln National Corp.	350,561	21,100,267
The Hanover Insurance Group, Inc.	43,412	4,835,229
Willis Towers Watson PLC	65,447	9,369,393
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	13

	Shares	Value
Financials (continued)
Thrifts and mortgage finance 1.3%
OP Bancorp (A)	58,266	$604,801
Provident Financial Services, Inc.	227,315	5,546,486
United Community Financial Corp.	519,774	4,755,932
Information technology 0.4%		3,247,560
IT services 0.4%
EVERTEC, Inc.	124,523	3,247,560
Real estate 3.7%		29,972,716
Equity real estate investment trusts 3.2%
GLP J-REIT	1,774	1,755,455
Irish Residential Properties REIT PLC	1,954,589	3,150,544
Nippon Prologis REIT, Inc.	2,712	5,459,004
Park Hotels & Resorts, Inc.	97,557	2,835,982
Prologis, Inc.	138,616	8,936,574
Rexford Industrial Realty, Inc.	98,515	3,119,970
Washington Prime Group, Inc.	51,895	332,128
Real estate management and development 0.5%
VGP NV	62,072	4,383,059

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.5%				$3,767,273
(Cost $3,670,000)
Financials 0.5%				3,767,273
Insurance 0.5%
AXA SA (C)	7.250	05-15-21	3,670,000	3,767,273

	Shares	Value
Warrants 0.1%		$459,376
(Cost $915,198)
American International Group, Inc. (Expiration Date: 1-19-21; Strike Price: $43.85) (A)	57,422	459,376

	Yield (%)	Shares	Value
Securities lending collateral 2.2%			$18,041,503
(Cost $18,044,951)
John Hancock Collateral Trust (D)	2.2770(E)	1,803,555	18,041,503

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.4%				$19,595,000
(Cost $19,595,000)
U.S. Government Agency 0.8%				6,332,000
Federal Home Loan Bank Discount Note	2.050	11-01-18	6,332,000	6,332,000

14	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Repurchase agreement 1.6%		13,263,000
Barclays Tri-Party Repurchase Agreement dated 10-31-18 at 2.180% to be repurchased at $13,060,791 on 11-1-18, collateralized by $9,908,000 U.S. Treasury Bonds, 2.750% due 8-15-47 (valued at $8,853,463 including interest) and collateralized by $4,664,900 U.S. Treasury Notes, 1.750% due 5-15-23 (valued at $4,468,586 including interest)	13,060,000	13,060,000
Repurchase Agreement with State Street Corp. dated 10-31-18 at 1.050% to be repurchased at $203,006 on 11-1-18, collateralized by $210,000 U.S. Treasury Notes, 2.625% due 6-15-21 (valued at $210,726 including interest)	203,000	203,000

Total investments (Cost $637,770,541) 102.0%	$831,415,013
Other assets and liabilities, net (2.0%)	(16,035,813)
Total net assets 100.0%	$815,379,200

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	15

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
DKK	81,370,000	USD	12,830,977	UBS AG	12/19/2018	—	$(422,173)
EUR	1,320,000	USD	1,499,915	Citibank N.A.	12/19/2018	$1,495	—
EUR	4,030,000	USD	4,655,114	Goldman Sachs Bank USA	12/19/2018	—	(71,264)
GBP	240,000	USD	314,069	HSBC Bank USA	12/19/2018	—	(6,563)
GBP	640,000	USD	828,527	Standard Chartered Bank	12/19/2018	—	(8,511)
NOK	17,850,000	USD	2,158,361	Morgan Stanley Capital Services, Inc.	12/19/2018	—	(36,229)
SEK	35,040,000	USD	3,909,508	Barclays Bank PLC Wholesale	12/19/2018	—	(63,151)
USD	12,790,110	DKK	81,370,000	UBS AG	12/19/2018	381,305	—
USD	40,948,545	EUR	34,943,773	Goldman Sachs Bank USA	12/19/2018	1,202,391	—
USD	2,270,422	EUR	1,920,000	State Street Bank and Trust Company	12/19/2018	86,553	—
USD	491,046	GBP	370,000	HSBC Bank USA	12/19/2018	16,974	—
USD	8,420,094	GBP	6,500,000	Standard Chartered Bank	12/19/2018	91,806	—
USD	7,113,695	JPY	787,830,000	Citibank N.A.	12/19/2018	104,012	—
USD	143,629	JPY	16,200,000	Goldman Sachs Bank USA	12/19/2018	—	(509)
USD	13,599,642	NOK	113,800,000	Morgan Stanley Capital Services, Inc.	12/19/2018	70,313	—
USD	11,857,828	SEK	106,640,000	Barclays Bank PLC Wholesale	12/19/2018	151,906	—
						$2,106,755	$(608,400)

Derivatives Currency Abbreviations
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $640,879,830. Net unrealized appreciation aggregated to $192,033,538, of which $210,409,065 related to gross unrealized appreciation and $18,375,527 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $619,725,590) including $17,723,292 of securities loaned	$813,373,510
Affiliated investments, at value (Cost $18,044,951)	18,041,503
Total investments, at value (Cost $637,770,541)	831,415,013
Unrealized appreciation on forward foreign currency contracts	2,106,755
Cash	100,624
Foreign currency, at value (Cost $243)	241
Dividends and interest receivable	1,529,193
Receivable for fund shares sold	229,084
Receivable for investments sold	2,720,838
Receivable for securities lending income	3,855
Other assets	68,415
Total assets	838,174,018
Liabilities
Unrealized depreciation on forward foreign currency contracts	608,400
Payable for investments purchased	231,568
Payable for fund shares repurchased	3,498,414
Payable upon return of securities loaned	18,046,800
Payable to affiliates
Accounting and legal services fees	94,013
Transfer agent fees	34,348
Distribution and service fees	82,574
Trustees' fees	544
Other liabilities and accrued expenses	198,157
Total liabilities	22,794,818
Net assets	$815,379,200
Net assets consist of
Paid-in capital	$572,798,962
Accumulated distributable earnings (accumulated loss)	242,580,238
Net assets	$815,379,200

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($278,362,933 ÷ 14,670,857 shares)[1]	$18.97
Class B ($2,751,527 ÷ 160,568 shares)[1]	$17.14
Class C ($29,902,670 ÷ 1,741,746 shares)[1]	$17.17
Class I ($41,213,600 ÷ 2,171,971 shares)	$18.98
Class R6 ($472,713 ÷ 24,899 shares)	$18.99
Class NAV ($462,675,757 ÷ 24,371,260 shares)	$18.98
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.97

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	17

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$19,830,001
Interest	533,377
Securities lending	142,144
Less foreign taxes withheld	(707,692)
Total investment income	19,797,830
Expenses
Investment management fees	7,090,783
Distribution and service fees	1,313,876
Accounting and legal services fees	196,383
Transfer agent fees	449,907
Trustees' fees	14,749
Custodian fees	181,456
State registration fees	105,294
Printing and postage	84,730
Professional fees	81,424
Other	36,479
Total expenses	9,555,081
Less expense reductions	(78,743)
Net expenses	9,476,338
Net investment income	10,321,492
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	45,244,982
Affiliated investments	(2,361)
Forward foreign currency contracts	4,022,383
49,265,004
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(72,802,172)
Affiliated investments	(3,446)
Forward foreign currency contracts	(2,373,488)
(75,179,106)
Net realized and unrealized loss	(25,914,102)
Decrease in net assets from operations	$(15,592,610)

18	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$10,321,492	$18,098,795
Net realized gain	49,265,004	51,465,826
Change in net unrealized appreciation (depreciation)	(75,179,106)	193,074,985
Increase (decrease) in net assets resulting from operations	(15,592,610)	262,639,606
Distributions to shareholders
From net investment income and net realized gain
Class A	(26,425,077)	—
Class B	(327,713)	—
Class C	(3,263,033)	—
Class I	(3,438,695)	—
Class R6	(4,416)	—
Class NAV	(42,371,017)	—
From net investment income
Class A	—	(2,527,287)
Class B	—	(11,449)
Class C	—	(90,829)
Class I	—	(154,996)
Class NAV	—	(5,678,810)
From net realized gain
Class A	—	(19,443,077)
Class B	—	(358,340)
Class C	—	(2,842,933)
Class I	—	(886,725)
Class NAV	—	(29,856,361)
Total distributions	(75,829,951)	(61,850,807)
From fund share transactions	(54,165,908)	(82,761,755)
Total increase (decrease)	(145,588,469)	118,027,044
Net assets
Beginning of year	960,967,669	842,940,625
End of year[1]	$815,379,200	$960,967,669

[1]	Net assets - End of year includes undistributed net investment income of $12,022,315 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	19

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$21.12	$16.97	$17.30	$17.28	$15.64
Net investment income[1]	0.19	0.34	0.21	0.19	0.16
Net realized and unrealized gain (loss) on investments	(0.69)	5.11	(0.38)	(0.08)	1.53
Total from investment operations	(0.50)	5.45	(0.17)	0.11	1.69
Less distributions
From net investment income	(0.43)	(0.15)	(0.16)	(0.09)	(0.05)
From net realized gain	(1.22)	(1.15)	—	—	—
Total distributions	(1.65)	(1.30)	(0.16)	(0.09)	(0.05)
Net asset value, end of period	$18.97	$21.12	$16.97	$17.30	$17.28
Total return (%)[2,3]	(2.78)	32.93	(1.01)	0.67	10.84
Ratios and supplemental data
Net assets, end of period (in millions)	$278	$343	$272	$335	$322
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.21	1.26	1.24	1.29
Expenses including reductions	1.21	1.20	1.25	1.24	1.29
Net investment income	0.92	1.75	1.28	1.11	0.93
Portfolio turnover (%)	23	24	38	21	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$19.23	$15.56	$15.87	$15.88	$14.44
Net investment income[1]	0.04	0.19	0.09	0.06	0.02
Net realized and unrealized gain (loss) on investments	(0.62)	4.66	(0.36)	(0.07)	1.42
Total from investment operations	(0.58)	4.85	(0.27)	(0.01)	1.44
Less distributions
From net investment income	(0.29)	(0.03)	(0.04)	—	—
From net realized gain	(1.22)	(1.15)	—	—	—
Total distributions	(1.51)	(1.18)	(0.04)	—	—
Net asset value, end of period	$17.14	$19.23	$15.56	$15.87	$15.88
Total return (%)[2,3]	(3.47)	31.98	(1.65)	(0.13)	9.97
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$5	$8	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.95	1.96	1.99	2.11
Expenses including reductions	1.94	1.94	1.95	1.98	2.10
Net investment income	0.20	1.04	0.59	0.36	0.11
Portfolio turnover (%)	23	24	38	21	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	21

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$19.26	$15.59	$15.90	$15.90	$14.45
Net investment income[1]	0.04	0.19	0.09	0.06	0.03
Net realized and unrealized gain (loss) on investments	(0.62)	4.66	(0.36)	(0.06)	1.42
Total from investment operations	(0.58)	4.85	(0.27)	—	1.45
Less distributions
From net investment income	(0.29)	(0.03)	(0.04)	—	—
From net realized gain	(1.22)	(1.15)	—	—	—
Total distributions	(1.51)	(1.18)	(0.04)	—	—
Net asset value, end of period	$17.17	$19.26	$15.59	$15.90	$15.90
Total return (%)[2,3]	(3.46)	31.92	(1.65)	(0.06)	10.03
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$43	$39	$42	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.95	1.96	1.95	2.02
Expenses including reductions	1.94	1.94	1.95	1.95	2.01
Net investment income	0.21	1.03	0.57	0.39	0.21
Portfolio turnover (%)	23	24	38	21	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
22	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$21.14	$16.98	$16.93
Net investment income[2]	0.24	0.39	0.02
Net realized and unrealized gain (loss) on investments	(0.69)	5.12	0.03
Total from investment operations	(0.45)	5.51	0.05
Less distributions
From net investment income	(0.49)	(0.20)	—
From net realized gain	(1.22)	(1.15)	—
Total distributions	(1.71)	(1.35)	—
Net asset value, end of period	$18.98	$21.14	$16.98
Total return (%)[3]	(2.57)	33.34	0.30 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$39	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.94	1.00 [5]
Expenses including reductions	0.95	0.93	0.99 [5]
Net investment income	1.18	1.97	0.68 [5]
Portfolio turnover (%)	23	24	38 [6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 11-1-15 to 10-31-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	23

CLASS R6 SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$21.14	$19.58
Net investment income[2]	0.29	0.05
Net realized and unrealized gain (loss) on investments	(0.71)	1.51
Total from investment operations	(0.42)	1.56
Less distributions
From net investment income	(0.51)	—
From net realized gain	(1.22)	—
Total distributions	(1.73)	—
Net asset value, end of period	$18.99	$21.14
Total return (%)[3]	(2.42)	7.97 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.85 [6]
Expenses including reductions	0.84	0.84 [6]
Net investment income	1.44	1.54 [6]
Portfolio turnover (%)	23	24 [7]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
24	JOHN HANCOCK Financial Industries Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$21.14	$16.99	$17.33	$17.31	$15.66
Net investment income[1]	0.27	0.42	0.28	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.70)	5.10	(0.38)	(0.08)	1.54
Total from investment operations	(0.43)	5.52	(0.10)	0.19	1.77
Less distributions
From net investment income	(0.51)	(0.22)	(0.24)	(0.17)	(0.12)
From net realized gain	(1.22)	(1.15)	—	—	—
Total distributions	(1.73)	(1.37)	(0.24)	(0.17)	(0.12)
Net asset value, end of period	$18.98	$21.14	$16.99	$17.33	$17.31
Total return (%)[2]	(2.41)	33.38	(0.54)	1.08	11.40
Ratios and supplemental data
Net assets, end of period (in millions)	$463	$532	$524	$769	$732
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.83	0.83	0.81	0.83
Expenses including reductions	0.83	0.83	0.82	0.80	0.82
Net investment income	1.30	2.14	1.73	1.55	1.36
Portfolio turnover (%)	23	24	38	21	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Financial Industries Fund	25

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       26

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Financials
Banks	$448,332,422	$414,024,951	$34,307,471	—
Capital markets	68,683,406	60,905,900	7,777,506	—
Consumer finance	50,324,899	50,324,899	—	—
Diversified financial services	46,092,722	35,587,730	10,504,992	—
Insurance	131,990,917	118,571,547	13,419,370	—
Thrifts and mortgage finance	10,907,219	10,907,219	—	—
Information technology
IT services	3,247,560	3,247,560	—	—
Real estate
Equity real estate investment trusts	25,589,657	15,224,654	10,365,003	—
Real estate management and development	4,383,059	—	4,383,059	—
Convertible bonds	3,767,273	—	3,767,273	—
Warrants	459,376	459,376	—	—
Securities lending collateral	18,041,503	18,041,503	—	—
Short-term investments	19,595,000	—	19,595,000	—
Total investments in securities	$831,415,013	$727,295,339	$104,119,674	—
Derivatives:
Assets
Forward foreign currency contracts	$2,106,755	—	$2,106,755	—
Liabilities
Forward foreign currency contracts	(608,400)	—	(608,400)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       27

collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2018, the fund loaned common stocks valued at $17,723,292 and received $18,046,800 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated

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into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities.  Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $3,510.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

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The tax character of distributions for the years ended October 31,2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$22,177,540	$8,987,730
Long-term capital gain	53,652,411	52,863,077
Total	$75,829,951	$61,850,807

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $10,081,959 of undistributed ordinary income and $40,478,355 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, partnerships, wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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During the year ended October 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $114.3 million to $256.4 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$2,106,755	($608,400)

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	$4,022,383

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	($2,373,488)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund's aggregate average daily net assets, (b) 0.775% of the next $250 of the fund's aggregate average daily net assets, (c) 0.750% of the next $500 million of the fund's aggregate average daily net assets; and (d) 0.725% of the fund's aggregate average daily net assets in excess in $1 billion. Aggregate net assets include the net assets of the fund and Financial Industries Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with John

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Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$27,884	Class R6	$29
Class B	311	Class NAV	43,694
Class C	3,214	Total	$78,743
Class I	3,611

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $199,100 for the year ended October 31, 2018. Of this amount, $32,155 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $157,194 was paid as sales commissions to broker-dealers and $9,751 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are

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applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $94, $1,072 and $3,087 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$897,755	$354,687
Class B	36,709	3,949
Class C	379,412	40,846
Class I	—	50,383
Class R6	—	42
Total	$1,313,876	$449,907

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	962,331	$19,680,927	3,142,115	$61,032,080
Distributions reinvested	1,180,166	23,556,113	1,024,607	19,498,275
Repurchased	(3,706,501)	(75,214,909)	(3,942,397)	(75,856,761)
Net increase (decrease)	(1,564,004)	$(31,977,869)	224,325	$4,673,594
Class B shares
Sold	2,515	$47,122	17,674	$321,137
Distributions reinvested	17,297	313,763	19,913	347,079
Repurchased	(91,352)	(1,693,612)	(140,055)	(2,499,861)
Net decrease	(71,540)	$(1,332,727)	(102,468)	$(1,831,645)

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		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class C shares
Sold	203,252	$3,744,252	570,364	$10,216,336
Distributions reinvested	152,146	2,766,022	135,597	2,367,520
Repurchased	(823,988)	(15,244,727)	(967,110)	(17,380,996)
Net decrease	(468,590)	$(8,734,453)	(261,149)	$(4,797,140)
Class I shares
Sold	946,455	$19,496,276	2,099,161	$39,998,145
Distributions reinvested	142,645	2,841,483	35,943	682,547
Repurchased	(768,480)	(15,594,012)	(506,920)	(9,988,560)
Net increase	320,620	$6,743,747	1,628,184	$30,692,132
Class R6 shares
Sold	22,345	$452,561	2,554	$50,000
Net increase	22,345	$452,561	2,554	$50,000
Class NAV shares
Sold	1,335,650	$26,449,694	1,999,930	$38,704,240
Distributions reinvested	2,128,127	42,371,018	1,872,243	35,535,171
Repurchased	(4,243,635)	(88,137,879)	(9,549,655)	(185,788,107)
Net decrease	(779,858)	$(19,317,167)	(5,677,482)	$(111,548,696)
Total net decrease	(2,541,027)	$(54,165,908)	(4,186,036)	$(82,761,755)

Affiliates of the fund owned 100% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $202,206,933 and $317,304,097, respectively, for the year ended October 31, 2018.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 56.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.5%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	16.9%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	7.9%

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Note 10 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	92,168	21,563,182	(19,851,795)	1,803,555	—	—	($2,361)	($3,446)	$18,041,503
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Financial Industries Fund (one of the funds constituting John Hancock Investment Trust II, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $53,652,411 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       37

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Financial Industries Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods and outperformed its benchmark index for the ten-year period ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the ten-year period. The Board also considered management's discussion of the reasons for the fund's recent underperformance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

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(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
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(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the

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Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Financial Industries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647909	70A 10/18 12/18

John Hancock

Regional Bank Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Regional Bank Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       1

Your fund at a glance

INVESTMENT OBJECTIVES

The fund seeks long-term capital appreciation. Moderate income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bank stocks lagged the broader market

After making decent gains early in the period, bank stocks were beset by volatility and concerns that economic growth would slow.

The fund underperformed its benchmark

The fund underperformed its benchmark, the S&P Composite 1500 Banks Index, largely due to the fund's de-emphasis of large diversified national banks.

Tailwinds remained in support of bank stock potential

A number of tailwinds continued to support the case for regional bank stocks, including solid earnings growth, an improved regulatory backdrop, increased merger-and-acquisition activity, and benign credit conditions.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

KeyCorp	3.4
Citizens Financial Group, Inc.	3.2
SunTrust Banks, Inc.	3.2
JPMorgan Chase & Co.	3.2
Bank of America Corp.	3.1
M&T Bank Corp.	3.1
U.S. Bancorp	3.1
The PNC Financial Services Group, Inc.	3.0
Comerica, Inc.	3.0
Regions Financial Corp.	2.9
TOTAL	31.2
As a percentage of net assets.
Cash and cash equivalents are not included.

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

How would you describe the economic backdrop and market performance during the 12-months ended October 31, 2018?

U.S. economic data was generally positive during the period. GDP growth was moderate to robust, employment data was strong, and confidence was high among both consumers and businesses. On the negative side, U.S. housing-related growth slowed in recent quarters—partly as a result of rising interest rates, which translated into more expensive mortgages—and tariff-related issues periodically caused stress in the markets and negatively affected growth outside of the United States.

Banks struggled in terms of stock performance at times, most recently as a result of investors' concerns over sluggish loan growth and the occasional disappointment of flat to slightly negative net interest margin (NIM) expansion. NIMs are the difference between what banks pay in interest on their customers' deposits and the income banks earn on their loans; as interest rates rise, that generally means higher NIMs, although upward pressure on deposit costs can reduce that gain, as it did to a degree during the period. That said, rising short-term interest rates, a lower corporate tax rate, still positive loan growth, important developments in regulatory reform, and ongoing merger-and-acquisition activity all continued to support the case for investing in banks, in our view.

The fund underperformed its benchmark, the S&P Composite 1500 Banks Index, for the period. What stocks or strategies were among the top detractors from relative returns?

A significant factor behind the fund's underperformance was its strategic concentration in regional banks, as this group underperformed large diversified financial services companies. Given the outperformance of diversified banks, fund performance relative to the benchmark was dragged down by the fund's sector allocation bias.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       4

"A significant factor behind the fund's underperformance was a mandated de-emphasis of large, diversified banks in the portfolio and its larger allocation to regional banks."

Other detractors included several mid-cap bank holdings that we liked for their proven ability to grow their loan portfolios and earnings faster than many industry peers. These companies, which included Western Alliance Bancorp, Pinnacle Financial Partners, Inc., and Pacific Premier Bancorp, Inc., faced rising deposit costs during the period. In addition, toward the close of the period, these banks suffered due to concerns about their slowing rates of loan growth. We believed these banks would still grow earnings faster and more profitably than peers, and we added to the fund's positions on the weakness.

An out-of-benchmark holding in WSFS Financial Corp. also detracted from performance. Shares of WSFS declined significantly after the company announced that it was acquiring Philadelphia-based Beneficial Bancorp (not held by the fund). The market appeared to be concerned about the integration risk of this large transaction, which would nearly double the size of WSFS to $13 billion in assets. We believed the deal was attractive financially and strategically and would lead to long-term value creation for shareholders. We took advantage of the stock's weakness to increase the fund's position.

INDUSTRY COMPOSITION AS OF 10/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       5

"We believed—and continue to believe—that concerns of an economic slowdown or sluggish loan growth are misplaced ..."

What are some examples of stocks that stood out for their positive contribution to relative returns during the period?

The stock of Silicon Valley-based SVB Financial Group added value. SVB is the parent of Silicon Valley Bank, whose business is closely tied to the venture capital, technology, and life sciences industries. The stock's strong performance was driven by outsized earnings growth, on the back of rising interest rates and robust loan growth during the period.

Another strong performer was the stock of Independent Bank Corp. This bank was an outperformer as a result of its strong earnings. The company also delivered healthy loan growth during much of the period, as well as a significant expansion of its net interest margin, strong growth of core deposits, better credit metrics, and good expense control. This high-quality bank has been a core holding in the fund for many years.

Texas-based Comerica, Inc. was also a positive contributor for the fund. During the period, this bank delivered solid earnings, controlled deposit costs, and reported rising NIMs. We continued to believe this mid-cap bank would be well positioned for an environment of rising interest rates, and we added to the fund's position during the period.

Could you describe the fund's positioning at the end of the period, as well as your outlook for U.S. banks?

Over the past 12 months, we think the sector's occasional struggles with performance were driven more by broad macro concerns rather than industry fundamentals. We believed—and continue to believe—that concerns of an economic slowdown or sluggish loan growth are misplaced, and so we sought to take advantage of market pullbacks, adding to positions where we saw the best relative value.

We established several new positions, including First Horizon National Corp., a mid-cap bank with an attractive valuation. In addition, the fund was involved in select initial public offerings and secondary offerings of smaller banks. We also exited a number of positions during the period,

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       6

including positions that were being acquired by banks we didn't want to own, as well as stocks that reached our price targets.

Contrary to a pessimistic view of the financial sector, we see a variety of strong tailwinds that we believe should support bank stock performance going forward, from benign credit conditions and today's rising interest-rate environment to positive prospects for loan growth and what we see as historically attractive valuations across a broad swath of the regional bank universe. In addition, the improved regulatory environment for banks—which has bipartisan support in a variety of areas—may benefit the sector, leading to positive changes in compliance cost structures, improving operating leverage, and potentially more merger-and-acquisition activity. Lastly, tax reform has the potential to permanently reset expectations higher for return on equity ascribed to the entire sector. Overall, then, we continue to take a very positive view of the sector, and we continue to see a proliferation of compelling investment opportunities for long-term investors.

MANAGED BY

Lisa A. Welch On the fund since 2002 Investing since 1986
Susan A. Curry On the fund since 2006 Investing since 1993
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-7.34	11.48	10.04	72.20	160.21
Class B	-7.92	11.58	9.98	72.99	158.81
Class C	-4.10	11.85	9.83	75.08	155.37
Class I1,2	-2.18	12.78	10.67	82.48	175.73
Class R6[1,2]	-2.05	12.75	10.66	82.18	175.28
Index 1†	0.34	12.11	8.32	77.09	122.32
Index 2†	7.35	11.34	13.24	71.11	246.68

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*
Gross/Net (%)	1.24	1.94	1.94	0.93	0.84

*Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P Composite 1500 Banks Index; Index 2 is the S&P 500 Index.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	10-31-08	25,881	25,881	22,232	34,668
Class C3	10-31-08	25,537	25,537	22,232	34,668
Class I1,2	10-31-08	27,573	27,573	22,232	34,668
Class R6[1,2]	10-31-08	27,528	27,528	22,232	34,668

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

1	For certain types of investors as described in the fund's prospectus.
2	Class I shares were first offered on 9/9/16; Class R6 shares were first offered on 8/30/17. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 916.30	$5.84	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class B	Actual expenses/actual returns	1,000.00	912.70	9.16	1.90%
	Hypothetical example	1,000.00	1,015.60	9.65	1.90%
Class C	Actual expenses/actual returns	1,000.00	912.90	9.21	1.91%
	Hypothetical example	1,000.00	1,015.60	9.70	1.91%
Class I	Actual expenses/actual returns	1,000.00	917.60	4.50	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class R6	Actual expenses/actual returns	1,000.00	918.10	3.96	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 97.8%		$2,425,762,516
(Cost $1,799,499,442)
Financials 97.8%		2,425,762,516
Banks 92.5%
1st Source Corp.	238,698	11,120,940
Access National Corp.	349,175	9,068,075
American Business Bank (A)	187,834	7,231,609
Ameris Bancorp	630,388	27,037,341
Atlantic Capital Bancshares, Inc. (A)	568,971	8,574,393
Bank of America Corp.	2,825,292	77,695,530
Bank of Commerce Holdings	224,384	2,679,145
Bank of Hawaii Corp.	300,877	23,600,792
Bank of Marin Bancorp	142,445	12,106,401
Bar Harbor Bankshares	295,322	7,551,384
Baycom Corp. (A)	166,864	4,036,440
BB&T Corp.	1,398,786	68,764,320
Berkshire Hills Bancorp, Inc.	710,226	23,700,242
BOK Financial Corp.	390,928	33,514,257
Bryn Mawr Bank Corp.	521,766	20,839,334
Business First Bancshares, Inc.	81,782	2,156,591
Cadence BanCorp	845,742	18,657,069
California Bancorp, Inc. (A)	60,262	1,248,553
California Bancorp, Inc. (A)	57,398	1,219,708
Cambridge Bancorp	21,955	1,877,153
Camden National Corp.	163,055	6,611,880
Carolina Financial Corp.	140,407	4,646,068
Chemical Financial Corp.	764,323	35,816,176
Citizens Financial Group, Inc.	2,147,968	80,226,605
City Holding Company	98,337	7,255,304
Civista Bancshares, Inc.	290,136	6,719,550
Coastal Financial Corp. (A)	76,224	1,244,738
Columbia Banking System, Inc.	686,607	25,466,254
Comerica, Inc.	912,863	74,453,106
Commerce Bancshares, Inc.	245,454	15,610,874
County Bancorp, Inc.	86,928	1,809,406
Cullen/Frost Bankers, Inc.	483,498	47,344,124
DNB Financial Corp.	27,917	959,786
Eagle Bancorp Montana, Inc.	146,898	2,416,472
East West Bancorp, Inc.	480,627	25,204,080
Equity Bancshares, Inc., Class A (A)	292,543	10,557,877
Evans Bancorp, Inc.	126,399	5,561,556
FCB Financial Holdings, Inc., Class A (A)	804,033	31,461,811
Fifth Third Bancorp	1,085,846	29,306,984
First Bancorp, Inc.	142,456	4,068,543
12	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Business Financial Services, Inc.	198,880	$4,162,558
First Citizens BancShares, Inc., Class A	24,963	10,649,965
First Community Corp.	225,917	4,936,286
First Financial Bancorp	995,935	26,063,619
First Hawaiian, Inc.	1,005,416	24,914,208
First Horizon National Corp.	2,344,133	37,834,307
First Merchants Corp.	519,312	21,608,572
First Mid-Illinois Bancshares, Inc.	86,658	3,230,610
Flushing Financial Corp.	287,174	6,515,978
FNB Corp.	1,706,461	20,187,434
German American Bancorp, Inc.	289,061	9,166,124
Glacier Bancorp, Inc.	543,586	23,048,046
Great Southern Bancorp, Inc.	111,905	6,059,656
Great Western Bancorp, Inc.	547,412	20,062,650
Hancock Whitney Corp.	898,569	37,703,955
Heritage Commerce Corp.	1,020,871	14,812,838
Heritage Financial Corp.	312,058	10,210,538
Horizon Bancorp, Inc.	996,518	16,701,642
Howard Bancorp, Inc. (A)	439,475	6,992,047
Huntington Bancshares, Inc.	3,455,204	49,513,073
Independent Bank Corp. (MA)	461,761	36,225,150
Independent Bank Corp. (MI)	210,223	4,652,235
JPMorgan Chase & Co.	722,472	78,763,897
KeyCorp	4,617,197	83,848,298
Level One Bancorp, Inc.	182,917	4,969,855
M&T Bank Corp.	466,992	77,245,147
Mackinac Financial Corp.	319,294	4,980,986
MB Financial, Inc.	984,843	43,717,181
MidWestOne Financial Group, Inc.	135,018	3,889,869
MutualFirst Financial, Inc.	171,538	6,091,314
National Commerce Corp. (A)	159,618	5,921,828
Nicolet Bankshares, Inc. (A)	114,940	6,137,796
Northrim BanCorp, Inc.	115,833	4,405,129
Old National Bancorp	2,026,141	36,166,617
Old Second Bancorp, Inc.	639,480	9,093,406
Pacific Premier Bancorp, Inc. (A)	557,534	16,296,719
PacWest Bancorp	613,453	24,918,461
Park National Corp.	188,014	17,184,480
Peoples Bancorp, Inc.	262,973	9,001,566
Pinnacle Financial Partners, Inc.	935,143	48,907,979
Presidio Bank (A)	121,693	3,164,018
QCR Holdings, Inc.	134,234	4,890,145
Regions Financial Corp.	4,284,189	72,702,687
Renasant Corp.	495,687	17,289,563
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	13

	Shares	Value
Financials (continued)
Banks (continued)
SB Financial Group, Inc.	62,801	$1,138,582
SBT Bancorp, Inc.	51,192	1,842,912
Shore Bancshares, Inc.	249,645	4,024,277
South State Corp.	289,300	19,576,931
Southern First Bancshares, Inc. (A)	220,190	7,907,023
State Bank Financial Corp.	154,894	3,960,640
Stock Yards Bancorp, Inc.	374,005	11,859,699
SunTrust Banks, Inc.	1,258,477	78,856,169
SVB Financial Group (A)	199,199	47,255,979
The Community Financial Corp.	78,161	2,356,554
The First Bancshares, Inc.	179,383	6,464,963
The First of Long Island Corp.	78,735	1,591,234
The PNC Financial Services Group, Inc.	586,295	75,333,045
Towne Bank	219,832	6,183,874
TriCo Bancshares	589,841	21,246,073
U.S. Bancorp	1,473,873	77,039,342
Union Bankshares Corp.	552,186	18,851,630
United Bankshares, Inc.	410,582	13,619,005
Washington Trust Bancorp, Inc.	288,647	14,822,023
Wells Fargo & Company	518,283	27,588,204
Western Alliance Bancorp (A)	844,715	40,749,052
Zions Bancorp NA	1,241,136	58,395,449
Consumer finance 1.6%
Capital One Financial Corp.	434,324	38,785,133
Thrifts and mortgage finance 3.7%
BSB Bancorp, Inc. (A)	237,109	6,828,739
First Defiance Financial Corp.	537,136	14,620,842
OP Bancorp (A)	155,788	1,617,079
Provident Financial Holdings, Inc.	172,501	2,984,267
Provident Financial Services, Inc.	329,936	8,050,438
Southern Missouri Bancorp, Inc.	310,567	10,456,791
United Community Financial Corp.	1,114,543	10,198,068
Westbury Bancorp, Inc. (A)	141,467	3,048,613

WSFS Financial Corp.	805,337	34,250,983
Preferred securities 0.3%		$6,293,992
(Cost $5,478,706)
Financials 0.3%		6,293,992
Banks 0.3%
Citizens Community Bank, 8.000%	31,537	3,942,125
SB Financial Group, Inc., 6.500%	124,900	2,351,867

14	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.0%				$950,538
(Cost $934,000)
Financials 0.0%				950,538
Banks 0.0%
Old Second Bancorp, Inc. (5.750% to 12-31-21, then 3 month LIBOR + 3.850%)	5.750	12-31-26	934,000	950,538

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.4%				$33,660,000
(Cost $33,660,000)
U.S. Government Agency 0.5%				10,877,000
Federal Home Loan Bank Discount Note	2.050	11-01-18	10,877,000	10,877,000

	Par value^	Value
Repurchase agreement 0.9%		22,783,000
Barclays Tri-Party Repurchase Agreement dated 10-31-18 at 2.180% to be repurchased at $22,435,359 on 11-1-18, collateralized by $21,105,900 U.S. Treasury Bonds, 3.750% due 11-15-43 (valued at $22,884,124, including interest)	22,434,000	22,434,000
Repurchase Agreement with State Street Corp. dated 10-31-18 at 1.050% to be repurchased at $349,010 on 11-1-18, collateralized by $350,000 U.S. Treasury Notes, 3.125% due 5-15-21 (valued at $357,132, including interest)	349,000	349,000

Total investments (Cost $1,839,572,148) 99.5%	$2,466,667,046
Other assets and liabilities, net 0.5%	12,845,864
Total net assets 100.0%	$2,479,512,910

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $1,840,888,984. Net unrealized appreciation aggregated to $625,778,062, of which $662,368,144 related to gross unrealized appreciation and $36,590,082 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $1,839,572,148)	$2,466,667,046
Cash	440
Dividends and interest receivable	1,591,286
Receivable for fund shares sold	15,816,358
Receivable for investments sold	1,190,566
Other assets	140,137
Total assets	2,485,405,833
Liabilities
Payable for investments purchased	895,642
Payable for fund shares repurchased	3,579,535
Payable to affiliates
Accounting and legal services fees	283,245
Transfer agent fees	245,912
Distribution and service fees	534,640
Trustees' fees	986
Other liabilities and accrued expenses	352,963
Total liabilities	5,892,923
Net assets	$2,479,512,910
Net assets consist of
Paid-in capital	$1,836,038,318
Accumulated distributable earnings (accumulated loss)	643,474,592
Net assets	$2,479,512,910

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,066,062,734 ÷ 40,818,742 shares)[1]	$26.12
Class B ($5,215,561 ÷ 210,776 shares)[1]	$24.74
Class C ($282,976,253 ÷ 11,413,313 shares)[1]	$24.79
Class I ($1,120,301,941 ÷ 42,893,350 shares)	$26.12
Class R6 ($4,956,421 ÷ 189,719 shares)	$26.13
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$27.49

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Regional Bank Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$44,359,153
Interest	1,618,774
Less foreign taxes withheld	(9,555)
Total investment income	45,968,372
Expenses
Investment management fees	17,495,039
Distribution and service fees	6,503,667
Accounting and legal services fees	508,693
Transfer agent fees	2,613,751
Trustees' fees	34,385
Custodian fees	264,804
State registration fees	208,405
Printing and postage	202,870
Professional fees	119,263
Other	58,827
Total expenses	28,009,704
Less expense reductions	(197,074)
Net expenses	27,812,630
Net investment income	18,155,742
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	18,995,999
18,995,999
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(154,771,571)
(154,771,571)
Net realized and unrealized loss	(135,775,572)
Decrease in net assets from operations	$(117,619,830)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Regional Bank Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$18,155,742	$8,871,906
Net realized gain	18,995,999	26,699,824
Change in net unrealized appreciation (depreciation)	(154,771,571)	332,486,786
Increase (decrease) in net assets resulting from operations	(117,619,830)	368,058,516
Distributions to shareholders
From net investment income and net realized gain
Class A	(23,925,041)	—
Class B	(128,507)	—
Class C	(3,738,516)	—
Class I	(16,536,231)	—
Class R6	(42,029)	—
From net investment income
Class A	—	(6,048,030)
Class B	—	(1,426)
Class C	—	(33,549)
Class I	—	(2,888,571)
Class R6[1]	—	(152)
From net realized gain
Class A	—	(25,609,882)
Class B	—	(306,566)
Class C	—	(3,888,688)
Class I	—	(2,768,718)
Total distributions	(44,370,324)	(41,545,582)
From fund share transactions	753,436,299	669,105,097
Total increase	591,446,145	995,618,031
Net assets
Beginning of year	1,888,066,765	892,448,734
End of year[2]	$2,479,512,910	$1,888,066,765

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Net assets - End of year includes undistributed net investment income of $0 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK Regional Bank Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$27.34	$20.88	$19.55	$19.58	$18.36
Net investment income[1]	0.22	0.15	0.16	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.85)	7.08	2.10	1.27	2.39
Total from investment operations	(0.63)	7.23	2.26	1.38	2.48
Less distributions
From net investment income	(0.21)	(0.14)	(0.16)	(0.11)	(0.08)
From net realized gain	(0.38)	(0.63)	(0.77)	(1.30)	(1.18)
Total distributions	(0.59)	(0.77)	(0.93)	(1.41)	(1.26)
Net asset value, end of period	$26.12	$27.34	$20.88	$19.55	$19.58
Total return (%)[2,3]	(2.46)	34.96	12.08	7.66	14.14
Ratios and supplemental data
Net assets, end of period (in millions)	$1,066	$1,120	$769	$684	$663
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.24	1.28	1.27	1.29
Expenses including reductions	1.21	1.24	1.27	1.26	1.28
Net investment income	0.76	0.57	0.84	0.58	0.48
Portfolio turnover (%)	3	4	11	13	16

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Regional Bank Fund	19

CLASS B SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$25.93	$19.86	$18.64	$18.75	$17.68
Net investment income (loss)[1]	0.02	(0.03)	0.03	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.81)	6.73	1.99	1.21	2.29
Total from investment operations	(0.79)	6.70	2.02	1.19	2.25
Less distributions
From net investment income	(0.02)	— [2]	(0.03)	— [2]	—
From net realized gain	(0.38)	(0.63)	(0.77)	(1.30)	(1.18)
Total distributions	(0.40)	(0.63)	(0.80)	(1.30)	(1.18)
Net asset value, end of period	$24.74	$25.93	$19.86	$18.64	$18.75
Total return (%)[3,4]	(3.15)	34.01	11.28	6.94	13.30
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$9	$10	$14	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	1.94	1.98	1.97	1.98
Expenses including reductions	1.91	1.94	1.97	1.96	1.98
Net investment income (loss)	0.07	(0.12)	0.16	(0.11)	(0.21)
Portfolio turnover (%)	3	4	11	13	16

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Regional Bank Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$25.98	$19.90	$18.67	$18.78	$17.70
Net investment income (loss)[1]	0.02	(0.03)	0.02	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.81)	6.74	2.01	1.21	2.30
Total from investment operations	(0.79)	6.71	2.03	1.19	2.26
Less distributions
From net investment income	(0.02)	— [2]	(0.03)	— [2]	—
From net realized gain	(0.38)	(0.63)	(0.77)	(1.30)	(1.18)
Total distributions	(0.40)	(0.63)	(0.80)	(1.30)	(1.18)
Net asset value, end of period	$24.79	$25.98	$19.90	$18.67	$18.78
Total return (%)[3,4]	(3.14)	33.99	11.31	6.93	13.35
Ratios and supplemental data
Net assets, end of period (in millions)	$283	$237	$107	$88	$65
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	1.94	1.98	1.97	1.99
Expenses including reductions	1.91	1.93	1.97	1.97	1.98
Net investment income (loss)	0.06	(0.13)	0.14	(0.13)	(0.22)
Portfolio turnover (%)	3	4	11	13	16

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Regional Bank Fund	21

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$27.34	$20.87	$20.53
Net investment income[2]	0.30	0.22	0.02
Net realized and unrealized gain (loss) on investments	(0.85)	7.10	0.38
Total from investment operations	(0.55)	7.32	0.40
Less distributions
From net investment income	(0.29)	(0.22)	(0.06)
From net realized gain	(0.38)	(0.63)	—
Total distributions	(0.67)	(0.85)	(0.06)
Net asset value, end of period	$26.12	$27.34	$20.87
Total return (%)[3]	(2.18)	35.41	1.95 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,120	$523	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.93	1.02 [5]
Expenses including reductions	0.92	0.92	1.02 [5]
Net investment income	1.05	0.87	0.55 [5]
Portfolio turnover (%)	3	4	11 [6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 11-1-15 to 10-31-16.
22	JOHN HANCOCK Regional Bank Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$27.34	$24.81
Net investment income[2]	0.32	0.04
Net realized and unrealized gain (loss) on investments	(0.83)	2.57
Total from investment operations	(0.51)	2.61
Less distributions
From net investment income	(0.32)	(0.08)
From net realized gain	(0.38)	—
Total distributions	(0.70)	(0.08)
Net asset value, end of period	$26.13	$27.34
Total return (%)[3]	(2.05)	10.52 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.84 [6]
Expenses including reductions	0.81	0.83 [6]
Net investment income	1.14	0.91 [6]
Portfolio turnover (%)	3	4 [7]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 11-1-16 to 10.31.17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Regional Bank Fund	23

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       24

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Financials
Banks	$2,294,921,563	$2,293,673,010	$1,248,553	—
Consumer finance	38,785,133	38,785,133	—	—
Thrifts and mortgage finance	92,055,820	92,055,820	—	—
Preferred securities	6,293,992	—	6,293,992	—
Corporate bonds	950,538	—	950,538	—
Short-term investments	33,660,000	—	33,660,000	—
Total investments in securities	$2,466,667,046	$2,424,513,963	$42,153,083	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

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Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $6,108.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31,2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$19,063,653	$10,545,207
Long-Term Capital Gain	25,306,671	31,000,375
Total	$44,370,324	$41,545,582

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $2,517,600 of undistributed ordinary income and $15,178,930 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial

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statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.750% of the next $500 million of the fund's average daily net assets; (c) 0.735% of the next $1 billion of the fund's average daily net assets; and (d) 0.725% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$101,288	Class I	$70,949
Class B	636	Class R6	228
Class C	23,973	Total	$197,074

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was

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incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,688,332 for the year ended October 31, 2018. Of this amount, $597,183 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,073,820 was paid as sales commissions to broker-dealers and $17,329 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $369, $1,305 and $35,440 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,593,673	$1,291,567
Class B	75,185	8,088
Class C	2,834,809	305,922
Class I	—	1,007,837
Class R6	—	337
Total	$6,503,667	$2,613,751

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,734,541	$309,779,670	22,722,778	$573,788,405
Distributions reinvested	785,238	22,072,405	1,158,072	29,234,191
Repurchased	(11,658,412)	(333,915,962)	(19,741,127)	(494,909,424)
Net increase (decrease)	(138,633)	$(2,063,887)	4,139,723	$108,113,172
Class B shares
Sold	12,175	$336,358	18,419	$440,917
Distributions reinvested	4,579	120,887	12,068	289,299
Repurchased	(159,993)	(4,348,013)	(193,993)	(4,641,042)
Net decrease	(143,239)	$(3,890,768)	(163,506)	$(3,910,826)
Class C shares
Sold	4,459,019	$122,387,161	5,502,677	$133,315,559
Distributions reinvested	126,954	3,360,459	131,185	3,151,917
Repurchased	(2,275,759)	(62,048,090)	(1,884,702)	(45,339,912)
Net increase	2,310,214	$63,699,530	3,749,160	$91,127,564
Class I shares
Sold	30,848,415	$890,705,960	23,788,964	$600,922,808
Distributions reinvested	507,509	14,384,242	178,130	4,507,009
Repurchased	(7,576,314)	(214,837,088)	(5,188,398)	(131,704,630)
Net increase	23,779,610	$690,253,114	18,778,696	$473,725,187
Class R6 shares[1]
Sold	194,419	$5,631,820	2,015	$50,000
Distributions reinvested	1,423	40,972	—	—
Repurchased	(8,138)	(234,482)	—	—
Net increase	187,704	$5,438,310	2,015	$50,000
Total net increase	25,995,656	$753,436,299	26,506,088	$669,105,097
[1]	The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 13% of Class R6 shares on October 31, 2018.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $810,001,158 and $68,154,814, respectively, for the year ended October 31, 2018.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more

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volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Regional Bank Fund (one of the funds constituting John Hancock Investment Trust II, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $27,069,917 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Regional Bank Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepeneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period and outperformed its benchmark index and its peer group average for the three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the three-, five- and ten-year periods. The Board also considered management's discussion of the reasons for the fund's recent underperformance. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that is assumes as Advisor, including entrepeneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       36

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       37

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers, LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Regional Bank Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647939	01A 10/18 12/18

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2018 and 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2018	October 31, 2017
John Hancock Financial Industries Fund	$41,820	$36,170
John Hancock Regional Bank Fund	41,743	35,243
Total	$83,563	$71,413

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2018	October 31, 2017
John Hancock Financial Industries Fund	$540	$525
John Hancock Regional Bank Fund	$540	$525
Total	$1,080	$1,050

In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200 and $106,517 for the fiscal years ended October 31, 2018 and 2017, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2018 and 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2018	October 31, 2017
John Hancock Financial Industries Fund	$3,725	$4,340
John Hancock Regional Bank Fund	3,725	4,590
Total	$7,450	$8,930

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2018 and 2017 amounted to the following:

Fund	October 31, 2018	October 31, 2017
John Hancock Financial Industries Fund	$239	$839
John Hancock Regional Bank Fund	239	839
Total	$478	$1,678

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2018 and 2017 amounted to the following:

Trust	October 31, 2018	October 31, 2017
John Hancock Investment Trust II	$2,064,999	$8,890,274

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 18, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 18, 2018